UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2013

LITHIA MOTORS, INC.

 (Exact name of registrant as specified in its charter)

State of Oregon	001-14733	93-0572810
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

150 N. Bartlett St
Medford, OR 97501
(Address of principal executive offices)

(541) 776-6401
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2013 Amended and Restated Stock Incentive Plan

On April 26, 2013, at the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Lithia Motors, Inc. (the “Company”), the shareholders voted to approve the amendment and restatement of the Amended and Restated 2003 Stock Incentive Plan pursuant to the 2013 Amended and Restated Stock Incentive Plan (the “2013 Stock Incentive Plan”).  As a result of shareholder approval, the Company adopted the 2013 Stock Incentive Plan.  A copy of the 2013 Stock Incentive Plan is attached as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.  The principal changes made in the 2013 Stock Incentive Plan were to:

(1)	increase the number of shares of Class A Common Stock issuable under the 2013 Stock Incentive Plan by 1,000,000 shares to 3,800,000 shares;
(2)
increase the annual limit on the number of shares that may be awarded to any one participant in any one calendar year from 75,000 shares to 200,000 shares, and limit the number of shares that may be awarded to any non-management director in any one calendar year to 10,000 shares;

(3)	add additional performance criteria for performance-based awards;
(4)	expand the types of awards that may be made under the 2013 Stock Incentive Plan to include incentive stock options and cash-settled stock appreciation rights;
(5)	extend the duration of the 2013 Stock Incentive Plan indefinitely; and
(6)
authorize the Board of Directors to amend the 2013 Stock Incentive Plan without shareholder approval except that shareholder approval is required to increase the number of shares reserved for the plan.

A description of the 2013 Stock Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting that was filed with the Securities and Exchange Commission on March 15, 2013 (the “Proxy Statement”) in the  section entitled “PROPOSAL NO. 3 (To Approve the 2013 Amended and Restated Stock Incentive Plan.),” which description is incorporated in its entirety in this Item 5.02 by reference.  The description is qualified in its entirety by reference to the 2013 Stock Incentive Plan attached as Annex A to the Proxy Statement.

2013 Discretionary Support Services Variable Performance Compensation Plan

On April 26, 2013, at the Annual Meeting, the shareholders voted to approve the 2013 Discretionary Support Services Variable Performance Compensation Plan (the “2013 Variable Compensation Plan”), which replaces a similar plan approved by shareholders in 2010.  As a result of shareholder approval, the Company adopted the 2013 Variable Compensation Plan.  A copy of the 2013 Variable Compensation Plan is attached as Exhibit 10.2 and is incorporated into this Item 5.02 by reference.  The Board of Directors adopted the 2013 Variable Compensation Plan to address the issue of deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986.

A description of the 2013 Variable Compensation Plan is set forth in the Proxy Statement in the  section entitled “PROPOSAL NO. 4 (To Approve the 2013 Discretionary Support Services Variable Performance Plan),” which description is incorporated in its entirety in this Item 5.02 by reference.  The description is qualified in its entirety by reference to the 2013 Variable Compensation Plan attached as Annex B to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 26, 2013, the Company held the Annual Meeting with shareholders voting on the five matters described below.  With respect to all matters, each share of Class B common stock has 10 votes.  Each of the proposals received the requisite vote for approval.

1.	To elect the following directors to serve for the ensuing year:

Sidney B. DeBoer

Class of Stock	For	Withhold	Broker Non-Votes

Class A Common	17,088,405	1,852,077	2,385,743
Class B Common	2,762,261

Thomas R. Becker

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	18,317,049	623,433	2,385,743
Class B Common	2,762,261

Bryan B. DeBoer

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	17,741,992	1,198,490	2,385,743
Class B Common	2,762,261

Susan O. Cain

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	18,393,071	547,411	2,385,743
Class B Common	2,762,261

William J. Young

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	18,321,410	619,072	2,385,743
Class B Common	2,762,261

M.L. Dick Heimann

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	17,085,125	1,855,357	2,385,743
Class B Common	2,762,261

Kenneth E. Roberts

Class of Stock	For	Withheld	Broker Non-Votes

Class A Common	13,059,926	5,880,556	2,385,743
Class B Common	2,762,261

2.             To cast an advisory vote on the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	18,678,380	108,083	154,019	2,385,743
Class B Common	2,762,261

3.             To approve the 2013 Amended and Restated Stock Incentive Plan.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	15,879,417	2,907,610	153,455	2,385,743
Class B Common	2,762,261

A copy of the 2013 Amended and Restated Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.07 by reference.

4.             To approve the 2013 Discretionary Support Services Variable Performance Compensation Plan.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	18,523,033	359,110	58,339	2,385,743
Class B Common	2,762,261

A copy of the 2013 Discretionary Support Services Variable Performance Compensation Plan is attached hereto as Exhibit 10.2 and is incorporated into this Item 5.07 by reference.

5.             To Ratify the selection of KPMG LLP as the Company’s Independent Registered Public Accounting Form for the year ending December 31, 2013.

Class of Stock	For	Against	Abstain	Broker Non-Votes

Class A Common	21,091,635	201,329	33,261
Class B Common	2,762,261

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	2013 Amended and Restated Stock Incentive Plan.
10.2	2013 Discretionary Support Services Variable Performance Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITHIA MOTORS, INC.

Dated: May 1, 2013

	By:	/s/ Christopher S. Holzshu
Christopher S. Holzshu
SVP, CFO and Secretary

Exhibit Index

Exhibit No.	Description
10.1	2013 Amended and Restated Stock Incentive Plan
10.2	2013 Discretionary Support Services Variable Performance Compensation Plan